Exhibit (d)
POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Roberto A. Vivo-Chaneton, Amaya Ariztoy and Ezequiel Paz, individually as his or her attorney-in-fact, to sign this Schedule 13E-3 and any or all amendments thereto, and to file any of the same with exhibits thereto and other documents in connection therewith, and with the Securities and Exchange Commission, hereby ratifying and confirming that said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 7th day of May, 2008.

Claxson Interactive Group Inc.
By:	/s/ Roberto A. Vivo-Chaneton
	Name:	Roberto A. Vivo-Chaneton
	Title:	Chief Executive Officer

Remainco Inc.
By:	/s/ Amaya Ariztoy
	Name:	Amaya Ariztoy
	Title:	Authorized Signatory

/s/ Roberto A. Vivo-Chaneton
Roberto A. Vivo-Chaneton

1947 Carlyle Investments LLC
By:	/s/ Steven I. Bandel
	Name:	Steven I. Bandel
	Title:	President

1945 Carlton Investments LLC
By:	/s/ Steven I. Bandel
	Name:	Steven I. Bandel
	Title:	President

/s/ Gustavo A. Cisneros
Gustavo A. Cisneros

/s/ Ricardo J. Cisneros
Ricardo J. Cisneros

/s/ Eric C. Neuman
Eric C. Neuman

Hicks, Muse, Tate & Furst Latin America Fund, L.P.
By:	Hicks Muse GP Partners L.A., L.P., its general partner

	By:	Hicks, Muse Latin America Fund I Incorporated, its general partner

		By:	/s/ David W. Knickel
Name: David W. Knickel
Title: Vice President

Hicks, Muse, Latin America & Co., L.P.
By:	Hicks Muse GP Partners L.A., L.P., its general partner

	By:	Hicks, Muse Latin America Fund I Incorporated, its general partner

		By:	/s/ David W. Knickel
Name: David W. Knickel
Title: Vice President

Hicks, Muse & Co. Partners, L.P.

By:	HM Partners, Inc., its general partner

	By:	/s/ David W. Knickel
Name: David W. Knickel
Title: Vice President

Hicks Muse GP Partners L.A., L.P.

By:	Hicks, Muse Latin America Fund I Incorporated, its general partner

	By:	/s/ David W. Knickel
Name: David W. Knickel
Title: Vice President

HMTF Holdings
By:	/s/ David W. Knickel
	Name:	David W. Knickel
	Title:	Vice President

HMTF Fund V Tech Holdings LLC
By:	/s/ David W. Knickel
	Name:	David W. Knickel
	Title:	Vice President

Hicks, Muse, Tate & Furst Equity Fund V, L.P.

By:	HM5/GP LLC, its general partner

	By:	/s/ David W. Knickel
Name: David W. Knickel
Title: Vice President

HM5/GP LLC
By:	/s/ David W. Knickel
	Name:	David W. Knickel
	Title:	Vice President

HM Partners Inc.
By:	/s/ David W. Knickel
	Name:	David W. Knickel
	Title:	Vice President

Hicks, Muse Latin America Fund I Incorporated
By:	/s/ David W. Knickel
	Name:	David W. Knickel
	Title:	Vice President

Hicks, Muse, Tate & Furst Latin America Private Fund, L.P.
By:	Hicks, Muse Latin America & Co., L.P., its general partner

	By:	Hicks Muse GP Partners L.A., L.P., its general partner

		By:	Hicks, Muse Latin America Fund I Incorporated, its general partner

		By:	/s/ David W. Knickel
Name: David W. Knickel
Title: Vice President

HMLA 1-SBS Coinvestors, L.P.

By:	Hicks Muse GP Partners L.A., L.P., its general partner

	By:	Hicks, Muse Latin America Fund I Incorporated, its general partner

	By:	/s/ David W. Knickel
Name: David W. Knickel
Title: Vice President

Davivo International Ltd.
By:	/s/ David W. Knickel
	Name:	David W. Knickel
	Title:	Vice President

SLI.com Inc.
By:	/s/ Luis H. Moreno III
	Name:	Luis H. Moreno III
	Title:	President

Gallia Enterprises Ltd.
By:	/s/ Luis H. Moreno III
	Name:	Luis H. Moreno III
	Title:	President

/s/ Luis H. Moreno III
Luis H. Moreno III

Interamerican Technology, S.A.
By:	/s/ Luis H. Moreno III
	Name:	Luis H. Moreno III
	Title:	President

Bulls & Bears Enterprises Inc.
By:	/s/ Luis H. Moreno III
	Name:	Luis H. Moreno III
	Title:	President